UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2013

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification Number

001-08788	NV ENERGY, INC.	88-0198358
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

000-52378	NEVADA POWER COMPANY d/b/a NV ENERGY	88-0420104
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

000-00508	SIERRA PACIFIC POWER COMPANY d/b/a NV ENERGY	88-0044418
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511) (775) 834-4011

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

NV Energy, Inc.

On December 19, 2013, NV Energy, Inc. announced the commencement of a tender offer to purchase any and all of its outstanding $315,000,000 6.25% Senior Notes, due 2020, subject to the terms and conditions set forth in a Change of Control Notice and Offer to Purchase and a Letter of Transmittal, each dated December 19, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Nevada Power Company

On December 19, 2013, Nevada Power Company announced the commencement of a tender offer to purchase any and all of its outstanding (i) $250,000,000 5.875% General and Refunding Mortgage Notes, Series L, due 2015, (ii) $210,000,000 5.95% General and Refunding Mortgage Notes, Series M, due 2016, (iii) $370,000,000 6.65% General and Refunding Mortgage Notes, Series N, due 2036, (iv) $325,000,000 6.50% General and Refunding Mortgage Notes, Series O, due 2018, (v) $350,000,000 6.75% General and Refunding Mortgage Notes, Series R, due 2037, (vi) $500,000,000 6.5% General and Refunding Mortgage Notes, Series S, due 2018, (vii) $500,000,000 7.125% General and Refunding Mortgage Notes, Series V, due 2019, (viii) $250,000,000 5.375% General and Refunding Mortgage Notes, Series X, due 2040, and (ix) $250,000,000 5.45% General and Refunding Mortgage Notes, Series Y, due 2041, subject to the terms and conditions set forth in a Change of Control Notice and Offer to Purchase and a Letter of Transmittal, each dated December 19, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Sierra Pacific Power Company

On December 19, 2013, Sierra Pacific Power Company announced the commencement of a tender offer to purchase any and all of its outstanding (i) $450,000,000 6% General and Refunding Mortgage Notes, Series M, due 2016 and (ii) $251,742,000 6.750% General and Refunding Mortgage Notes, Series P, due 2037, subject to the terms and conditions set forth in a Change of Control Notice and Offer to Purchase and a Letter of Transmittal, each dated December 19, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release issued by NV Energy, Inc., Nevada Power Company, and Sierra Pacific Power Company, dated December 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NV Energy, Inc. (Registrant)

Date: December 19, 2013	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Vice President and Chief Financial Officer

Nevada Power Company d/b/a NV Energy (Registrant)

Date: December 19, 2013	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Vice President and Chief Financial Officer

Sierra Pacific Power Company d/b/a NV Energy (Registrant)

Date: December 19, 2013	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by NV Energy, Inc., Nevada Power Company, and Sierra Pacific Power Company, dated December 19, 2013.